UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 27, 2023

AVID BIOSERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32839	95-3698422
(State of other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14191 Myford Road, Tustin, California 92780

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (714) 508-6100

__________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
☐	Soliciting material pursuant to Rule 14A-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value per share	CDMO	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐   Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01	Entry into a Material Definitive Agreement

On October 27, 2023, Avid Bioservices, Inc. (the “Borrower” and “Company”), entered into Amendment No. 1 to the Credit Agreement (the “Amendment”) among the Borrower, the Lenders (as defined in the Credit Agreement), and Bank of America, N.A., as administrative agent, which amends the Credit Agreement dated as of March 14, 2023 (the “Credit Agreement”) among the Borrower, the guarantors, the lenders, and Bank of America, N.A., as administrative agent and letter of credit issuer. The Amendment, among other things, (a) extends the maturity date of the revolving credit facility (“Credit Facility”) to October 25, 2024, (b) amends the applicable interest rate applied to loans under the Credit Facility as described below, and (c) increases the aggregate amount of indebtedness the Company can incur at any one time for fixed or capital assets. Other than the foregoing, the material terms of the Credit Agreement remain unchanged.

Loans under the Credit Facility will bear interest on the outstanding principal amount thereof, at either (1) a term SOFR rate for a specified interest period plus a SOFR adjustment (equal to 0.10%) plus a margin of 1.60% or (2) base rate plus a margin of 0.60% at the option of the Borrower.

This summary of the Amendment does not purport to be complete and is qualified in its entirety by reference to the text of the Amendment, a copy of which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

ITEM 2.03	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits. The following material is filed as an exhibit to this Current Report on Form 8-K:

Exhibit Number	Description

10.1	Amendment No. 1 to Credit Agreement, dated as of October 27, 2023, among Avid Bioservices, Inc., as the Borrower, the Lenders party hereto, and Bank of America, N.A., as Administrative Agent.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVID BIOSERVICES, INC.

Date: November 2, 2023	By:	/s/ Daniel R. Hart
Daniel R. Hart
Chief Financial Officer

3